EXHIBIT 24.2



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Britt D. Banks, Sharon E. Thomas and Thomas P. Mahoney, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont USA Limited (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Corporation) to (i) a Registration Statement on Form S-3, or such other form as may be appropriate and any amendments, including pre-effective and post-effective amendments to such Registration Statement and supplements thereto, registering the issuance from time to time pursuant to Rule 415 of, among other things, debt securities of Newmont Mining Corporation and guarantees thereof of the Corporation and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto, including any registration statement relating to such Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of April, 2005.


              Signature              Title
              ---------              -----

       /s/ David H. Francisco        Chairman of the Board and Director
------------------------------------
           David H. Francisco


       /s/ Britt D. Banks            Vice President, General Counsel
------------------------------------ and Director
           Britt D. Banks


       /s/ Pierre Lassonde           Director
------------------------------------
           Pierre Lassonde


       /s/ Bruce D. Hansen           Director
------------------------------------
           Bruce D. Hansen


       /s/ Richard M. Perry          President and Director
------------------------------------ (Principal Executive Officer)
           Richard M. Perry

       /s/ Thomas P. Mahoney         Vice President and Treasurer
------------------------------------ Principal Financial Officer)
           Thomas P. Mahoney


       /s/ Russell D. Ball           Vice President and Controller
------------------------------------ (Principal Accounting Officer)
           Russell D. Ball